[LETTERHEAD OF BKD, LLP]

Securities and Exchange Commission
100 F Street, NE
Washington, DC  20549

Ladies and Gentlemen:

We have read the statements made by Portec Rail Products, Inc. (copy attached), which we understand will be filed with the Commission pursuant to Item 4.01 of Form 8-K on or about August 13, 2007. We agree with the statements concerning BKD, LLP in such notification. We have no basis to, and therefore, do not agree or disagree with the other statements made by Portec Rail Products, Inc. in the Form 8-K.


                                                     BKD, LLP
                                                     ------------
                                                     /s/ BKD, LLP

August 13, 2007